EXHIBIT 10.45(1)

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.



                          FIRST AMENDMENT
                TO THE AIRCRAFT PURCHASE AGREEMENT
                              BETWEEN
                      DORNIER LUFTFAHRT GMBH
                                AND
                      ATLANTIC COAST AIRLINES




           Dornier Luftfahrt GmbH ("Seller") and Atlantic Coast Airlines ("Purchaser"), have entered into an Aircraft Purchase Agreement dated March 31, 1999 (the "Agreement"), concerning the sale of certain Dornier 328-300 and 428 aircraft. The Capitalized Terms used without definition in this First Amendment shall have the meaning ascribed to them in the Agreement.

           WHEREAS, the parties hereto wish to amend certain provisions of the Agreement;

           NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

               1.   The Agreement is hereby amended by:

                    a.   Definitions - ----------------------------
          --------------------------------------------

                    b. Definitions - inserting the following new definitions between "FAT" and "Insurance Items":

                    "Group A Aircraft - The Aircraft identified as Group A Aircraft to be delivered to Purchaser in accordance with the delivery schedule set forth in Exhibit III."

                    "Group B Aircraft - The Aircraft identified as Group B Aircraft to be delivered to Purchaser in accordance with the delivery schedule set forth in Exhibit III."

                    c. Article 1.1, replacing the words "fifty-five (55)" with "eighty (80)".

                    d. Article 1.2, replacing (i) the words "twenty-five (25)" in the first sentence with "forty
          (40)",  (ii)  ------------------- in the second  sentence
          with--------- and (iii) the words -----------------------
          - in the third sentence with ----------------------------
          ---------------------------------------------------------
          ------------------------

                    e. Article 2.1b, replacing the numbers "26-55" in the second sentence with "41-80".

                    f. Article 2.2, replacing the date "February 2003" and the numbers "26-55" with "September 2002" and "41-80", respectively.

                    g.   Article 2.2a, replacing ------------------
          ------------------------------------------------------
          with -----

                    h. Article 2.2c, replacing (i) the year "2003" in the first sentence with "2002", (ii) the date "December 31, 2001" in the second sentence with "July 31, 2001", and (iii) the date "June 2004" in the third sentence with "January 2004".

                    i. Article 2.2, inserting the following at the end of the article as Article 2.2e:

                         "e.  -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              ----------------

                    j.    Article  2.3,  replacing  ---------------
          with -----

                    k. Article 2.5, replacing the numbers "26-55" with "41-80".

                    l. Article 4.1b, deleting the second sentence in its entirety and replacing it with the following:

                    "The Initial Deposit of ----------, the Additional Deposit of ------------- and the deposit paid in connection with the first amendment in the amount of ------------ will be held by Seller for a total deposit of --------- ---- ("Deposit") representing a ---------- deposit with respect to each Aircraft."

                    m. Article 8.2, replacing the words "In the event Purchaser elects to change the Aircraft configuration or its selected Optional Equipment, the" with "Purchaser shall provide Seller with its interior selections for the Group A Aircraft by no later than October 1, 1999, Group A paint scheme for the Group A Aircraft by no later than October 31, 1999, and the interior/exterior selections for the Group B Aircraft by no later than May 31, 2000. Any".

                    n. Article 11.1a.(iii), adding the following sentence at the end of the article:

                    "A delay of delivery of the 2002 428JETs, as defined below, pursuant to Article 12.5 shall also constitute an Excusable Delay."

                    o. Article 12, inserting the following at the end of the article as Article 12.5:

"12.5     Notwithstanding the provisions of Article 12, any late
delivery penalties under Article 12 will not apply to the four (4) 428JET Aircraft scheduled for delivery during 2002 ("2002 428JETs") until such time as Seller has reconfirmed the delivery date of the 2002 428JETs. Seller shall reconfirm the delivery dates ("428JET Delivery Reconfirmation") for the 2002 428JETs no later than one hundred twenty (120) days prior to the scheduled delivery date, provided however, if Seller determines, prior to the dates required for 428JET Delivery Reconfirmation, that it will be unable to deliver said aircraft on the delivery dates set forth herein, then, no later than the date by which Delivery Reconfirmation is due, Seller shall notify Purchaser of a delay in delivery and provide Purchaser with a new revised delivery schedule. The Parties will work together to complete the delivery of the aircraft at the earliest possible time, provided that Purchaser will not be required to accept delivery on less than 120 days notice, or to accept delivery of more than two Aircraft in any one month. A delay in delivery of a 2002 428JET may be resolved by deferring said delivery to a month to be mutually agreed, but no later than November 2005. Any delay in delivery of a 2002 428JET pursuant to this paragraph 12.5 shall be considered an Excusable Delay. ------
-------------------------------------------------------------------
-------------------------------

                    p.   Article 19.1, replacing ------------------
          ---------------------------------.

                    q.   Article 19.2, replacing ------------------
          with ----------------------------.

                    r.   Article 20.1, replacing ------------------
          --------- with --------------

                    s. Article 20.2 and 20.2a, second paragraph, replacing ----------------with -----

                    t.   Article 20.2i, replacing -----------------
          -------- with ---------------

                    u. Article 20.3, second paragraph, inserting the following at the end of the second sentence:

                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------

                    v.   Article 20.4, replacing-------------------
          -------------------------------------- with -------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          -----------------------------

                    w. Article 20.9, inserting (i) the ---------- ----------------------after -----------------------------
          ---------------------------------------------------------
          ----------------------------------

                    x. Article 21.1, replacing the words "fifty-five (55)" with "eighty-five (85)."

                    y.   Article 21.9, replacing ------------------
          --------- with -------------------

                    z.   Article 21.11, replacing -----------------
          -----------------------------------------with-----------

                    aa.   Article 23, inserting -------------------
          prior to ------------------------------------------------
          -----------------

                    bb.   Article  25.1, replacing the words  "this
          Agreement" in the first sentence with "the sale to Purchaser of the Group B Aircraft."

                    cc. Article 25.2, deleting subparagraphs a, b, c and d in their entirety and replacing with the following subparagraphs:

                         "a.  If   Purchaser  receives  the  United
                              Approval on or before April 30, 2000,
                              the Group B 328-300 Aircraft will  be
                              delivered  according to the  Delivery
                              Schedule.

                                   b.     If   Purchaser   receives
                              United Approval after April 30, 2000,
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              ------------The remaining -----------
                              ---328-300 Group B Aircraft  will  be
                              delivered as scheduled.  Seller  will
                              advise  Purchaser of any rescheduling
                              decision  within  -----------------of
                              the United Approval receipt.

                         c.   If  Purchaser  does not  receive  the
                              United Approval on or before --------
                              -----,  the entire fifteen (15)  328-
                              300  Group  B  Aircraft scheduled  in
                              Exhibit  III  may, at  Seller's  sole
                              option, be delayed by up to ---------
                              ---------  from the date  the  United
                              Approval  is received, unless  Seller
                              and   Purchaser  agree   on   earlier
                              deliveries.    Seller   will   advise
                              Purchaser    of    any   rescheduling
                              decision  within ----------------  of
                              the    United    Approval    receipt.
                              Purchaser  shall not be  required  to
                              accept an Aircraft delivery with less
                              than ---------------advance notice.

                         d.   Any 328-300 Group B Aircraft Delivery
                              Schedule adjustments addressed  above
                              will  not  cause the rescheduling  of
                              428JET Aircraft deliveries under  the
                              Group B Aircraft Delivery Schedule in
                              Exhibit III.

                         e.   If  any  of  the 328-300 Aircraft  in
                              Group   B   are  rescheduled   beyond
                              February 2003, Purchaser may, at  its
                              sole  option,  replace  such  328-300
                              Aircraft with a firm order for 428JET
                              Aircraft.   Purchaser  shall   advise
                              Seller, within -----------------after
                              receipt   of   Seller's   notice   to
                              Purchaser  of the rescheduling,  that
                              Purchaser has elected to replace 328-
                              300  Aircraft with a firm  order  for
                              428JET Aircraft.  -------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------

                         f.   If  Seller  shall have the  right  to
                              reschedule   any  of   the   delivery
                              positions,  as  set  forth  in   this
                              Article 25 upon receipt of the United
                              Approval, it shall not reschedule any
                              328-300  Aircraft that has  not  been
                              sold to a third party buyer prior  to
                              Seller's  ---------------  notice  to
                              Seller  as required in Articles  25.b
                              and c. above."

                    dd.   Article  25.3,  (i) replacing  the  words
          "twenty-five (25)" with "the" and (ii) inserting the words "Group B Aircraft" after the numbers "328-300."

                    ee.  Article 25.5, inserting the words --------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ----------------------------

                    ff.  Article 28.1, replacing ------------------
          --- with -----------

                    gg.    Article  28.1c.,  replacing  the  number
          "fifty-five (55)" with "eighty (80)".

                    hh.  Article 28.2, replacing ------------------
          --- with -----------

                    ii.  Article 29.1, replacing ------------------
          --------------- with ----------

                    jj.   Article 29.2, subparagraphs  a.  and  b.,
          replacing ------------------- with ----------------------
          ----------------

                    kk.  Article 29.2c, replacing -----------------
          ---------------- with --------------------------------

                    ll.  Article 29.3b, replacing -----------------
          ---with --------

                    mm. Article 35.12, (I) replacing the word "events" with "event" and (ii) deleting the words "and removal of the Condition Precedent set forth in Article 25", from the first paragraph.

                    nn.   Exhibit III, Delivery Schedule, replacing
          the exhibit in its entirety with Exhibit III, Delivery Schedule attached hereto as Attachment 1.

                    oo.   Exhibit  IX, Clause IX.1.1(i),  inserting
          (i) "and at such time as the total number of Aircraft on firm order (without condition for United Approval) is at least 56, a second set of Job Instruction Cards" after the word "Cards" and (ii) the following sentence after the fourth sentence:

                    "At such time as the total number of Aircraft on firm order (without condition for United Approval) is at least --, Seller will --------- ---------- of Seller's Technical Publications and Documentation to be delivered to Purchaser in accordance with Annex A, except for those Technical Publications and Documentation identified in Annex A to be provided on a per-Aircraft basis."

                    pp. Exhibit IX, Clause IX.1.4.d, replacing the words "Upon Purchaser providing its first Notice of Exercise, as that term is defined in Article 21.2c," with "At such time as Aircraft number ---is delivered to Purchaser."

                    qq.   Exhibit IX, Clause IX.2.2g(iv), replacing
          the third sentence in its entirety with the following two sentences:

                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ----------------------------------------

                    rr.   Exhibit IX, Clause IX.2.2g(iv), replacing
          the last sentence in its entirety with the following:

                         ------------------------------------------
                         ------------------------------------------
                         ------------------------------------------
                         ---------------------------------------

                    ss. Exhibit IX, Clause 2.6, replacing the words "Not later than thirty (30) days after Purchaser's receipt of the United Approval" with "By no later than October 10, 1999."

                    tt.   Exhibit  IX, Clause IX.2.9  and  IX.2.9b,
          replacing the  with -----

                    uu. Exhibit IX, inserting the following at the end of Clause 2 as Clause 2.11:

                    "IX.2.11  -------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          ---------------------------------------------------------
          -----------------------
                    vv. Exhibit IX, Clause IX.3.5c, amending the table by adding the following at the end of the table:

                         ----------------------

                    ww. Exhibit IX, Clause IX.3.6, (i) replacing - ---------------------------with ------------- in the first sentence of subparagraph a., (ii) replacing ------- -------------------" in subparagraph b. with ------------
          ------- and (iii) inserting a new subparagraph c. as follows:

                         "c.  -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              -------------------------------------
                              ------------------------------------

                    xx. Exhibit IX, Clause 4.a, inserting the following sentence after the first sentence:

                         "The period of assignment will be extended
                         by  ---------------for  each  Aircraft  of
                         Aircraft    numbers   -----delivered    to
                         Purchaser."

                    yy. Exhibit XIII, (i) replacing the number "fifty-five (55)" with "eighty (80)" in the definitions for "Eligible Aircraft" and "Guaranteed Amount", (ii) replacing ------------------------------------- with ----
          -----------------------------------, and  (iii)  deleting
          the chart included with the definition for "Guaranteed Reconciliation Period Amount" in its entirety and replacing with the Guaranteed Reconciliation Period Amount Chart attached hereto as Attachment 2.

                2. Purchaser has paid to Seller, in connection with the purchase of fifteen (15) Dornier 328-300 Aircraft and ten (10) 428JET Aircraft as outlined in the Memorandum of Understanding dated September 3, 1999, between the parties, a cash deposit in the amount of ---------------------- for a total deposit of ---------- ("MOU Deposit"). The MOU Deposit will become non-refundable upon execution of this Amendment, except as otherwise provided for in the Agreement. An additional deposit of ------------ shall be paid to Seller upon execution of this First Amendment ("Amendment Deposit"). Paragraph 1.k above amends the Agreement accordingly.

                3. Purchaser will be permitted to execute Option Aircraft during any such time that the Condition Precedent for United Approval may not have been met.

                4. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.




                   [NEXT PAGE IS SIGNATURE PAGE]

           IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment to the Aircraft Purchase Agreement effective this 10th day of September 1999.


                              DORNIER LUFTFAHRT GMBH


                              BY:


                              TITLE:




                              ATLANTIC COAST AIRLINES


                              BY:


                              TITLE:
                           ATTACHMENT 1

                            EXHIBIT III

                         DELIVERY SCHEDULE

                              GROUP A

 Number of 328-300
  Aircraft/428JET     Year
     Aircraft
        --            ----   -----------------------------------
                             -----------------------------------
                             -----------------------------------
                             -----------------------------------
                             -------------------
        --            ----   -----------------------------------
                             -----------------------------------
                             ----------------


                              GROUP B

 Number of 328-300
  Aircraft/428JET     Year
     Aircraft

         -            ----   -----------------------------------
                             -----------------------------------
                             ---------------------------

---                   ----   -----------------------------------
                             -----------------

----                  ----   -----------------------------------
                             ----------------------

---                   ----   -----------------------------------
                             -------------------

---                   ----   ---------------------------

---                   ----   -----------------------------------
                             -----------------------------------
                             -----------------------------------
                             -----------------------------------
                             ----------------

                           ATTACHMENT 2

           GUARANTEED RECONCILIATION PERIOD AMOUNT CHART



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